                               SCHEDULE 14A
                  INFORMATION REQUIRED IN PROXY STATEMENT
                              (Rule 14a-101)


                         SCHEDULE 14A INFORMATION
                 PROXY STATEMENT PURSUANT TO SECTION 14(A)
                  OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12


                   NETWORK ACCESS SOLUTIONS CORPORATION
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)

---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ]  Fee computed on table below per Exchange Act
          Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          -------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          -------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          -------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          -------------------------------------------------------

     5)   Total fee paid:
          -------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          -------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          -------------------------------------------------------

     3)   Filing Party:

          -------------------------------------------------------

     4)   Date Filed:

          -------------------------------------------------------

                                  [Logo]
                   NETWORK ACCESS SOLUTIONS CORPORATION
                       13650 DULLES TECHNOLOGY DRIVE
                            HERNDON, VA  20171

                                                               May 10, 2001
Dear Stockholder:

You are cordially invited to attend the Network Access Solutions
Corporation Annual Meeting of Stockholders to be held at 9:00 a.m., Eastern Time, Tuesday, June 5, 2001, at our headquarters, 13650 Dulles Technology Drive in Herndon, Virginia.

Enclosed with this letter is a Notice of Annual Meeting of Stockholders and Proxy Statement, a proxy card and a return envelope, as well as our Annual Report to Stockholders for the fiscal year ended December 31, 2000. The Notice of Annual Meeting of Stockholders and Proxy Statement provides details of the business that we will conduct at the annual meeting and other information about us. At the upcoming annual meeting we will ask you to:

     1.   Elect one Class II director to serve for a three-year term;

     2. Ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001; and

     3. Conduct such other business as may properly come before the meeting.

The accompanying Notice of Annual Meeting of Stockholders and Proxy Statement discusses these matters in further detail. We urge you to review this information carefully.

Your vote is important. Whether or not you plan to attend the annual meeting, I hope you will vote as soon as possible. Please date, sign and return your proxy card, which will ensure your representation at the annual meeting if you do not attend in person. Your shares will be voted at the annual meeting in accordance with your proxy instructions. Of course, if you attend the annual meeting you may vote in person. If you plan to attend the meeting, please mark the appropriate box on the proxy card.

Sincerely,

Jonathan P. Aust
Chairman and Chief Executive Officer


         YOUR VOTE AT THE ANNUAL MEETING IS VERY IMPORTANT TO US.
  Please date, sign and return your proxy card before the annual meeting.

     If you have any questions about voting your shares, please contact Mark E. Scott, Corporate Secretary, Network Access Solutions Corporation, 13650 Dulles Technology Drive, Herndon, VA 20171, telephone number 703-793-5000.

                                                                          1
=========================================================================
                   NETWORK ACCESS SOLUTIONS CORPORATION
                       13650 DULLES TECHNOLOGY DRIVE
                         HERNDON, VIRGINIA  20171
                              (703) 793-5000

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME                     9:00 a.m. on Tuesday, June 5, 2001

PLACE                    13650 Dulles Technology Drive
                         Herndon, Virginia

ITEMS OF BUSINESS        (1)   To elect one Class II director to serve for
                               a three-year term

                         (2)   To ratify the appointment of
                               PricewaterhouseCoopers LLP as our
                               independent accountants for the fiscal year ending December 31, 2001

                         (3)   To conduct such other business as may
                               properly come before the meeting

RECORD DATE              You are entitled to vote if you were a stockholder
                         at the close of business on Friday, April 6, 2001.

MEETING ADMISSION        If you are a stockholder of record, an admission
                         ticket is included as the upper, detachable portion of your proxy card. If your shares are held in street name, an admission ticket in the form of a legal proxy will be sent to you by your broker. If you do not receive the legal proxy in time, you will be admitted to the meeting by showing your most recent brokerage statement verifying your ownership of our common stock.

VOTING BY PROXY          Please submit your proxy as soon as possible so
                         that your shares can be voted at the meeting in accordance with your instructions. If you are a stockholder of record, please date, sign and return your proxy card in the accompanying reply envelope. If your shares are held in street name, you may submit your proxy over the Internet, by telephone or by mail according to the voting instruction card sent to you by your broker.

                                  By Order of the Board of Directors

                                  Mark E. Scott
                                  Chief Financial Officer
                                  and Corporate Secretary
                                  May 10, 2001



    This notice of annual meeting and proxy statement and accompanying proxy card are being distributed on or about May 14, 2001.
=========================================================================

                                                                          2
                   NETWORK ACCESS SOLUTIONS CORPORATION

                              PROXY STATEMENT
                          ______________________

                            GENERAL INFORMATION

THE ANNUAL MEETING

     This Proxy Statement provides information that you should read before you vote on the proposals that will be presented to you at the Annual Meeting of Stockholders of Network Access Solutions Corporation to be held on Tuesday, June 5, 2001, at 9:00 a.m. Eastern Time (and any adjournments or postponements thereof), at our headquarters, 13650 Dulles Technology Drive in Herndon, Virginia. The purpose of the annual meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

THIS PROXY SOLICITATION

     We are sending you this Proxy Statement because our Board of Directors is seeking a proxy to vote your shares at the annual meeting. This Proxy Statement is intended to assist you in deciding how to vote your shares.
On or about May 14, 2001, we began mailing this Proxy Statement and the accompanying proxy card to those persons who, according to our records, owned shares of our common stock at the close of business on April 6, 2001. All holders of our common stock at the close of business on April 6, 2001 will be eligible to vote at the annual meeting.

     We are mailing our Annual Report to Stockholders for the year ended December 31, 2000 with this Proxy Statement and the proxy card. The Annual Report to Stockholders does not form any part of the material we are using to solicit proxies.

     We will pay the cost of requesting those proxies. In addition to requesting proxies by use of the mails, officers and other employees of the Company may request proxies by personal interview, telephone, telecopy and telegram. None of these individuals will receive compensation for making these requests, which will be made in addition to their regular duties. We also have made arrangements with brokerage firms, banks, nominees and other fiduciaries to forward proxy solicitation material for shares held by them on others' behalf to the beneficial owners of such shares, and will reimburse these entities for their reasonable out-of-pocket expenses in forwarding such material.

     On April 6, 2001, the last reported sales price of our common stock on The Nasdaq Stock Market was $0.58.

                                                                          3
VOTING YOUR SHARES

     You have one vote for each share of our common stock that you owned at the close of business on April 6, 2001. The number of shares you own (and may vote at the annual meeting) is listed on your proxy card.

     You may vote your shares at the annual meeting either in person or by proxy. To vote in person, you must attend the annual meeting and obtain and submit a ballot. Ballots for voting in person will be available at the annual meeting. To vote by proxy, you must complete and return the proxy card prior to the annual meeting. By completing and returning the proxy card, you will be directing the persons designated on the proxy card to vote your shares at the annual meeting in accordance with the instructions you give on the proxy card.

     IF YOU DECIDE TO VOTE BY PROXY, YOUR PROXY CARD WILL BE VALID ONLY IF YOU DATE, SIGN AND RETURN IT BEFORE THE ANNUAL MEETING.

     If you complete the proxy card but do not provide any voting instructions, then your shares will be voted FOR the election of the nominee for director named in the proxy card, and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending December 31, 2001. Discretionary authority is provided in the proxy card as to any matters not specifically referred to therein.

     Management is not aware of any other matters which are likely to be brought before the annual meeting. If any other matters properly come before the annual meeting, however, the persons named on the proxy card are fully authorized to vote on these matters in accordance with their judgment and discretion.

REVOKING YOUR PROXY

     If you have given a proxy and then decide to change your vote, you may revoke your proxy at any time before it is voted. You may revoke your proxy in any one of three ways:

          - You may notify our Corporate Secretary in writing (to the address given below) that you wish to revoke your proxy.

          - You may submit a properly executed proxy card dated later than your original proxy card.

          - You may attend the annual meeting and vote in person. Merely attending the annual meeting will not by itself revoke a proxy; you must obtain a ballot and vote your shares to revoke the proxy.

                                                                          4
     All written notices of revocation or other communications relating to revocation of proxies should be addressed as follows: Corporate Secretary, Network Access Solutions Corporation, 13650 Dulles Technology Drive, Herndon, Virginia 20171.

VOTE REQUIRED FOR APPROVAL

     QUORUM. On April 6, 2001, the record date for the annual meeting, 61,118,087 shares of our common stock had been issued and, after giving effect to 8,567,369 shares of our common stock in treasury, there were 52,550,718 shares of our common stock outstanding. A "quorum" must be present at the annual meeting in order to transact business. A quorum will be present if 26,275,360 shares of our common stock are represented at the annual meeting, either in person (by the stockholders) or by proxy. If a quorum is not present, a vote cannot occur. In deciding whether a quorum is present, abstentions and any broker non-votes (shares held by a broker or nominee on others' behalf which are represented in person or by proxy at the annual meeting, but which the broker or nominee does not have the power to vote on a particular proposal) will be counted as shares that are represented at the annual meeting. Shares of our common stock held by stockholders present at the annual meeting in person who do not vote, and ballots or proxy cards marked "abstain" or "withhold authority," also will be counted as present at the annual meeting solely for purposes of determining whether a quorum is present.

     APPROVAL. The vote required to elect a director nominee as a director, as well as to ratify the appointment of our independent accountants, is a plurality of the votes cast in favor of such nominee at the annual meeting. Under our Amended and Restated Certificate of Incorporation, our Amended and Restated By-Laws and applicable law, abstentions and broker non-votes with respect to any proposal will not constitute votes cast and, as a result, will have no effect on the outcome of the vote on that proposal.

                                                                          5
                                PROPOSAL 1:
                           ELECTION OF DIRECTORS

BOARD OF DIRECTORS AND NOMINEES FOR ELECTION AS DIRECTORS

     Our Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws provide for a classified board of directors consisting of three separate classes of directors, each serving three-year terms. The following table sets forth the three classes of our directors, the name of each director serving under each class and the year in which his term expires as of the annual meeting of stockholders held in that year.

            CLASS I                              CLASS II                              CLASS III
--------------------------------     --------------------------------      --------------------------------
                          TERM                                  TERM                                 TERM
        NAME             EXPIRES             NAME              EXPIRES             NAME             EXPIRES
---------------------    -------     ---------------------     -------     ---------------------    -------
Stephen C. Aust           2004       Brion B. Applegate         2001       Jonathan P. Aust          2002
                                     William R. Smedberg V      2004       Ned S. Scherer            2004


   Mr. Applegate has been nominated for re-election as a director at the annual meeting, to hold office until the 2004 annual meeting of stockholders, or until his successor is elected and qualified, or until his earlier resignation or removal. The nominee who receives a plurality of the votes cast in favor of such nominee at the annual meeting will be elected as a director. If any nominee becomes unable or unwilling to serve as a director (which is not anticipated), the Board of Directors may designate a substitute nominee or nominees. If a substitute is nominated, the persons named in the proxy intend to vote in favor of the election of the substitute nominee or nominees.

   Biographical information concerning each director nominee is presented below.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR.

                                                                          6
                     DIRECTORS AND EXECUTIVE OFFICERS

   The following table identifies our current directors and executive officers, and provides a summary of the business experience of each.

          NAME               AGE     POSITION(S) WITH THE COMPANY
-----------------------      ---     ------------------------------------
Brion B. Applegate           47      Director
Jonathan P. Aust             43      Chairman and Chief Executive Officer
Stephen C. Aust              42      Chief Operating Officer and Director
Ned S. Scherer               52      Director
Mark E. Scott                47      Chief Financial Officer
William R. Smedberg V        40      Director

     BRION B. APPLEGATE has been a Director since August 1998. Mr. Applegate is a co-founder and has been a Managing General Partner of Spectrum Equity Investors since March 1993. Spectrum is a leading $3.0 billion private equity firm focused on the communications industry. Mr. Applegate is also a director of Tut Systems, Inc., a provider of broadband access services to multi-tenant buildings.

     JONATHAN P. AUST has been our Chief Executive Officer since founding the Company, with his wife Longma, in December 1994. In August 1998, he also became our President and Chairman of the Board of Directors, and served as our President until February 2000.

     STEPHEN C. AUST joined us in December 1994, serving in various sales and operations management positions. In January 2001 he was elected to serve as Executive Vice President, Business Operations; in April 2001 he was elected to serve as a Director; and in May 2001 he was elected to serve as Chief Operating Officer.

     NED S. SCHERER has been a director since April 2001. Mr. Scherer is a CPA and since 1981 has been the managing partner of Kaiser Scherer & Schlegel, PLLC, a Washington, D.C. CPA firm that specializes in advising a wide range of businesses in the Washington, D.C. metropolitan area and a large number of high net worth individuals and families. He started Kaiser Scherer & Schlegel in 1981 after spending nine years (1972-1981) with the tax department at Price Waterhouse. Concurrently Mr. Scherer is Chairman of the Board of UXB International, Inc., a privately held Washington area government contractor that specializes in ordinance and explosive waste disposal.

     MARK E. SCOTT has been our Chief Financial Officer since joining us in February 2001. From May 1997 until he joined us, Mr. Scott served as Vice President of Finance/Chief Financial Officer for Teltronics, Inc., an international telecommunications technology company. From 1995 to 1997, he served as Vice President of Finance/Controller for Protel, Inc., an international telecommunications company.

                                                                          7
     WILLIAM R. SMEDBERG V has been a director since April 2001. Mr. Smedberg has been Executive Vice President, Corporate Development since February 1999 of Pathnet Telecommunications, Inc., or Pathnet. Pathnet is a wholesale, facilities-based telecommunications service provider focused on secondary and tertiary markets. Pathnet filed a petition for Chapter 11 bankruptcy protection in April 2001. Mr. Smedberg joined Pathnet initially as a consultant in October 1996 and served as Vice President, Finance and Corporate Development of the Company from January 1997 to February 1999. From 1991 to 1996, Mr. Smedberg served as Director, Strategic Planning and Corporate Development for Jamont, a $1.8 billion European consumer products joint venture among Nokia Oy, Montedison S.p.A. and James River Corporation of Virginia, Inc., where he was responsible for Jamont's corporate finance, strategic planning and corporate development.

     Our executive officers are elected by our Board of Directors and serve at its discretion. Other than Jonathan P. Aust and Stephen C. Aust, who are brothers, there are no family relationships among our directors and executive officers. Former Directors Dennis R. Patrick and Robert A. Nicholson resigned in April 2001 and May 2001, respectively. Worth D. MacMurray, our former Vice President, Legal and Strategic Projects, resigned in April 2001. Christopher J. Melnick, our former Senior Vice President, Sales Development and Marketing, resigned in February 2001. Nicholas J. Williams, our former President and a Director, resigned in May 2001. Scott G. Yancey, Jr., our former Chief Financial Officer, resigned in February 2001.

                                                                          8
DIRECTORS' COMPENSATION

     Our directors receive no compensation for serving as directors. We reimburse our directors for reasonable expenses they incur to attend board and committee meetings. Our non-employee directors are eligible to receive grants of options to acquire our common stock under our 1998 Stock Incentive Plan.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES OF THE BOARD

     BOARD MEETINGS. The Board of Directors held eight meetings during 2001. During 2001, each director attended at least 75% of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which he served.

     COMMITTEES OF THE BOARD. The Board currently has standing Audit, Compensation and Nominating committees.

     AUDIT COMMITTEE. The Board established an Audit Committee in April 1999. The Audit Committee, which met in person twice during 2000, currently consists of Messrs. Applegate, Scherer and Smedberg, each of whom is an "independent director" as defined by the Audit Committee Policy (as amended) of the National Association of Securities Dealers. The responsibilities of the Audit Committee include:

          - recommending to our Board the independent public accountants to conduct the annual audit of our books and records;

          -    reviewing the proposed scope of the audit;

          -    approving the audit fees to be paid;

          - reviewing accounting and financial controls with the independent public accountants and our financial and accounting staff; and

          - reviewing and approving transactions between us and our directors, executive officers and affiliates.

     The Audit Committee operates under a written charter adopted by the Board, a copy of which is attached to this Proxy Statement as Appendix A.

                                                                          9
     COMPENSATION COMMITTEE. The Board established a Compensation Committee in August 1998. The Compensation Committee currently consists of Mr. Applegate and Jonathan P. Aust, and did not meet in person during 2000, instead conducting its business by teleconference. The Compensation Committee determines, and approves and reports to the Board on, all elements of the compensation of our executive officers, administers our stock plans, generally reviews our compensation structure and existing compensation plans, and recommends changes to our stock plans or the addition of other plans to ensure that our compensation structure meets our objectives. Jonathan P. Aust does not participate in decisions regarding his own compensation.

     NOMINATING COMMITTEE. The Board established a Nominating Committee in September 2000. The Nominating Committee currently consists of Mr. Applegate and Jonathan P. Aust, and did not meet in person during 2000, instead conducting its business by teleconference. The Nominating Committee's primary task is to identify, interview and present to the Board persons with financial experience who meet the criteria for independent directors established in the Audit Committee Policy (as amended) of the National Association of Securities Dealers. The Nominating Committee is authorized to establish reasonable compensation levels to attract potential director candidates, and to identify, interview and present to the Board appropriate candidates for director.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee currently consists of Mr. Applegate and Jonathan P. Aust. None of our executive officers has served as a member of the Compensation Committee or other committee serving an equivalent function of any other entity, the executive officers of which also served as a director or member of our Compensation Committee. Mr. Applegate is a Managing General Partner of Spectrum, which was a holder of approximately 35.0% of our common stock as of April 6, 2001. Jonathan P. Aust is our Chief Executive Officer.

                                                                         10
                          EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table shows the compensation paid to each of our chief executive officer, the four other executive officers whose total salary and bonus exceeded $100,000 during 2000, and one individual whose total salary and bonus exceeded $100,000 during 2000 but who was not serving as an executive officer until January 2001, all of whom we identify as "named executive officers."

                                                                                  LONG-TERM
                                                ANNUAL COMPENSATION              COMPENSATION
                                 --------------------------------------------    ------------
                                                                    OTHER
        NAME AND                                                    ANNUAL        SECURITIES       ALL OTHER
   PRINCIPAL POSITION            YEAR    SALARY         BONUS    COMPENSATION     UNDERLYING     COMPENSATION
                                           (1)           (2)         (3)           OPTIONS           (4)
-----------------------------    ----   ---------     ---------  ------------    ------------    ------------

Jonathan P. Aust. . . . . . .    2000    $450,000     $199,558            -                 -              -
Chairman and                     1999     362,500      274,867            -                 -              -
Chief Executive Officer          1998     122,922      135,000            -                 -              -

Nicholas J. Williams. . . . .    2000     264,808(5)         -            -           500,000       $117,500
President                        1999           -            -            -                 -              -
                                 1998           -            -            -                 -              -

Worth D. MacMurray. . . . . .    2000     200,000       11,438            -           125,000              -
Vice President, Legal            1999      60,641(5)         -            -           125,000              -
and Strategic Projects           1998           -            -            -                 -              -

Christopher J. Melnick. . . .    2000     200,000       49,200            -                 -              -
Senior Vice President, Sales     1999     200,000       20,000            -                 -              -
Development and Marketing        1998     101,624(5)         -            -         3,150,000              -

Scott G. Yancey, Jr.  . . . .    2000     200,000       38,000            -                 -              -
Chief Financial Officer          1999     191,667       15,000            -                 -              -
                                 1998      75,000(5)         -            -         2,250,000              -

Stephen C. Aust . . . . . . .    2000     110,000       35,186       37,076             5,000              -
Chief Operating Officer          1999     102,083       65,967       11,559                 -              -
                                 1998      66,667       36,000            -                 -              -

__________

(1) Includes amounts, if any, deferred by the named executive officer pursuant to our 401(k) plan.

(2)  Bonuses are based on corporate and individual performance.

(3)  Represents commissions paid to the named executive officer.

(4) Represents amounts paid for relocation of the named executive officer in connection with such officer's commencement of employment with us. As permitted under applicable SEC rules, perquisites (if any) not exceeding the lesser of $50,000 or 10% of a named executive officer's combined salary and bonus have not been reported.

(5) Represents compensation for that portion of the year in which the officer commenced employment with us.

     Mr. Williams resigned in May 2001. Mr. MacMurray resigned in April 2001. Messrs. Melnick and Yancey resigned in February 2001.

                                                                         11
OPTION GRANTS IN 2000

     The following table shows information with respect to the named executive officers concerning the grant in 2000 of options to purchase shares of our common stock.

                             INDIVIDUAL GRANTS
----------------------------------------------------------------------
                                      PERCENT                            POTENTIAL REALIZABLE
                          NUMBER OF    OF TOTAL                               VALUE AT ASSUMED
                          SECURITIES   OPTIONS                             ANNUAL RATES OF STOCK
                          UNDERLYING  GRANTED TO   EXERCISE                  PRICE APPRECIATION
                           OPTIONS    EMPLOYEES     PRICE     EXPIRATION     FOR OPTION TERM(5)
      NAME                 GRANTED     IN 2000     ($/SHARE)     DATE      ---------------------
                             (1)         (2)         (3)         (4)          5%           10%
----------------------    ----------  ----------   --------   ----------   --------     --------
Jonathan P. Aust. . . .       -            -           -            -           -           -
Nicholas J. Williams. .    500,000       9.7%       $15.75       2/15/10   $17,780,090 $32,976,444
Worth D. MacMurray. . .    125,000       2.4%        1.50       11/16/10     117,918     298,827
Christopher J. Melnick        -            -           -            -           -           -
Scott G. Yancey, Jr.. .       -            -           -            -           -           -
Stephen C. Aust . . . .     5,000        0.1%       $30.25       3/1/10      95,120      241,054

__________

(1) All options were granted under our 1998 Stock Incentive Plan. Generally, these options vest in three equal annual installments; 25% of any unvested and outstanding portion of these options vests immediately upon a change in control of the Company.

(2) Based on options to purchase 5,161,300 shares of our common stock granted to employees in 2000.

(3) Represents the closing price of a share of our common stock trading on The Nasdaq Stock Market on the grant date.

(4) The options have ten-year terms, subject to earlier termination upon death, disability or termination of employment.

(5) We recommend caution in interpreting the financial significance of the figures representing the potential realizable value of the stock options. They are calculated by multiplying the number of options granted by the difference between a future hypothetical stock price and the option exercise price, and are shown pursuant to rules of the SEC. They assume the fair value of shares of our common stock appreciates 5% or 10% each year, compounded annually, for ten years (the term of each option). They are not intended to forecast possible future appreciation, if any, of our stock price or to establish a present value of options. Also, if appreciation does occur at the 5% or 10% per year rate, the amounts shown would not be realized by the recipients until the year 2010. Depending on inflation rates, these amounts may be worth significantly less in 2010, in real terms, than their value today.

     Mr. Williams resigned in May 2001. Mr. MacMurray resigned in April 2001. Messrs. Melnick and Yancey resigned in February 2001.

                                                                           12
AGGREGATED OPTION EXERCISES IN 2000 AND OPTION VALUES AT DECEMBER 31, 2000

     The following table shows information with respect to the named executive officers concerning the exercise of options during the year ended, and unexercised options held as of, December 31, 2000.

                                                                 NUMBER OF SECURITIES                 VALUE OF
                                                                UNDERLYING UNEXERCISED        UNEXERCISED IN-THE-MONEY
                             SHARES                               OPTIONS AT 12/31/00          OPTIONS AT 12/31/00(2)
                            ACQUIRED           VALUE         ----------------------------   ----------------------------
         NAME              ON EXERCISE      REALIZED(1)       EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
----------------------    ------------     ------------      -------------  -------------   -------------  -------------
Jonathan P. Aust. . . .         -                -                 -              -               -              -
Nicholas J. Williams. .         -                -                 -             500,000          -              -
Worth D. MacMurray. . .         -                -                39,063         210,937          -              -
Christopher J. Melnick.     1,124,997       $33,287,281        1,137,503         787,500       $609,702        $422,100
Scott G. Yancey, Jr.. .       500,000           712,000        1,157,500         562,500        620,420         301,500
Stephen C. Aust . . . .         -                -                 -               5,000          -              -

__________

(1) Represents the excess of the market value of the shares of our common stock acquired upon exercise of the options over the exercise price of the options.

(2) Represents the excess of the market value of the shares of our common stock subject to the options over the exercise price of the options.

     No compensation intended to serve as incentive for performance to occur over a period longer than one year was paid pursuant to a long-term incentive plan during the last year to any of the named executive officers. Mr. Williams resigned in May 2001. Mr. MacMurray resigned in April 2001. Messrs. Melnick and Yancey resigned in February 2001.

                                                                           13
EXECUTIVE EMPLOYMENT CONTRACTS

     We have entered into employment agreements with Jonathan P. Aust and Stephen C. Aust. Each of these agreements has an initial term of four years, subject to earlier termination upon 30 days' prior notice. The term of each agreement is automatically extended for additional one-year terms unless we or the executive elects to terminate the agreement within 30 days before the end of the then current term. Under these agreements, these executives receive an initial annual base salary that will be increased by at least 5% each year, based upon performance objectives set by the Board. These executives also receive an annual bonus of a percentage of the executive's then current salary. The bonus is payable in cash, stock or a combination of both at the election of the Board. Stephen C. Aust has received options to acquire shares of our common stock that vest in equal installments over three years from the date of grant. The following table shows information about the current compensation arrangements we have with our named executive officers as of April 6, 2001.

                                                                CURRENT        MAXIMUM         OPTIONS
                                                                ANNUAL         ANNUAL          GRANTED
         NAME                                                 BASE SALARY       BONUS         (SHARES)
----------------------                                       -------------  -------------   -------------
Jonathan P. Aust. . . . . . . . . . . . . . . . . . . . . .    $200,000         100%              -
Stephen C. Aust . . . . . . . . . . . . . . . . . . . . . .    $150,000         100%            5,000

     The annual bonus and salary increase for each of our executive officers are determined by our Compensation Committee on an annual basis. Jonathan P. Aust does not participate in decisions regarding his own compensation.

     If, during the term of one of these employment agreements, we terminate the executive's employment without cause or the executive terminates his employment for good reason, then the executive will be entitled to receive his base salary, bonus and all employee benefits for a period of one year from the date of the termination of employment.

     Under the terms of these agreements, these executives have agreed to preserve the confidentiality and the proprietary nature of all information relating to our business during the term of the agreement and indefinitely after the agreement ends. In addition, each of these executives has agreed to non-competition and non-solicitation provisions that will be in effect during the term of his agreement and for one year after the agreement ends.

     We prohibit all those persons with employment agreements from directly or indirectly competing with us while they are employed by us and generally for a period of one year thereafter. We require all of our employees to sign agreements that prohibit the disclosure of our confidential or proprietary information.

     Worth D. MacMurray, our former Vice President, Legal and Strategic Projects and with whom we also had entered into an employment agreement, resigned in April 2001. Christopher J. Melnick, our former Senior Vice President, Sales Development and Marketing and with whom we also had entered into an employment agreement, resigned in February 2001. Nicholas
J. Williams, our former President and a Director, resigned in May 2001. Scott G. Yancey, Jr., our former Chief Financial Officer and with whom we also had entered into an employment agreement, resigned in February 2001.

                                                                           14
                    REPORT OF THE COMPENSATION COMMITTEE

     THIS REPORT, AS WELL AS THE REPORT OF THE AUDIT COMMITTEE AND THE PERFORMANCE GRAPH, ARE NOT SOLICITATION MATERIALS, ARE NOT DEEMED FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND ARE NOT INCORPORATED BY REFERENCE IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE OF THIS PROXY STATEMENT AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

GENERAL

     During 2000, the Compensation Committee of the Board established our general compensation policies and the specific compensation of our executive officers, including our Chief Executive Officer. The
Compensation Committee also administered our 1998 Stock Incentive Plan and 2000 Employee Stock Purchase Plan for our eligible employees during 2000.

EXECUTIVE COMPENSATION POLICY

     During 2000, in setting executive compensation, the objective of the Compensation Committee was to attract, retain and motivate highly qualified employees and executive officers who contribute to growth in stockholder value over time. To accomplish this objective, the Compensation Committee seeks to provide strong financial incentives to our executive officers, at a reasonable cost to us and our stockholders. Compensation currently consists principally of salary, annual performance-based bonuses and stock options granted under our 1998 Stock Incentive Plan. In establishing certain components of compensation, the Compensation Committee seeks to provide our executive officers with a strong financial incentive aligned with the business objectives and performance of the Company, thereby reflecting the interests of our stockholders.

EXECUTIVE OFFICER COMPENSATION

     During 2000, compensation for our executive officers consisted principally of salary and bonus. In setting base salaries for 2000, the Compensation Committee used a subjective evaluation process considering the performance of the Company, the officer's position, level and scope of responsibility, as well as the recommendations of management with respect to base salary for the executive officer. The Compensation Committee also sought to set salaries at levels that, in the opinion of the members of the Compensation Committee, approximate the salary levels for telecommunications service providers that are comparable to us. In addition, certain of our named executive officers have employment agreements that establish a base salary, subject to such increases as may be approved by our Board or Compensation Committee. See "Executive Compensation - Executive Employment Contracts."

                                                                           15
     Bonuses are awarded principally on the basis of the Company's performance during the period and on the Board's assessment of the extent to which the executive officer contributed to the overall profitability of the Company or a particular operating division for a specific period. In awarding performance-based bonuses during 2000, the Compensation Committee sought to set such bonuses at a level that would provide executive officers eligible to receive such bonuses with a strong incentive to contribute to the success and profitability of the Company. An aggregate of $333,382 in bonuses to our named executive officers was paid in 2000 with respect to their contributions during 1999.

CHIEF EXECUTIVE OFFICER COMPENSATION

     During 1998, we entered into an employment agreement with Jonathan P. Aust, our Chief Executive Officer. Mr. Aust's base salary for 2000 under that employment agreement was $450,000. Under Mr. Aust's employment agreement, he also is eligible to receive such bonuses as may be awarded from time to time by the Compensation Committee or the Board. Mr. Aust received a bonus of $199,558 paid in 2000 for his contributions during 1999. In the subjective view of the Compensation Committee, Mr. Aust's base salary is roughly comparable to, or below, the median base salary and bonus awarded by comparable companies to their chief executive officers. Further, the Compensation Committee believes that Mr. Aust's compensation is reasonable in light of his significant and material contributions to our day-to-day business operations, acquisitions by the Company and the consummation in 1999 of our initial public offering and other financing activities. The Compensation Committee did not make any stock option or other stock-based incentive awards to Mr. Aust during 2000. The Compensation Committee determined that, given Mr. Aust's substantial beneficial ownership of our common stock, his long-term interests in the performance and profitability of the Company are aligned with those of other stockholders and, accordingly, no additional stock-based incentives were warranted. Effective January 2001, Jonathan P. Aust voluntarily reduced his annual base salary to $200,000.

POTENTIAL EFFECT OF SECTION 162(M) OF THE INTERNAL REVENUE CODE

     Section 162(m) of the Internal Revenue Code generally sets a limit of $1 million on the amount of compensation paid to executive employees (other than enumerated categories of compensation, including performance-based compensation) that may be deducted by a publicly held company. It is the policy of the Compensation Committee to seek to qualify executive compensation for deductibility to the extent that such policy is consistent with our overall objectives and executive compensation policy.
Compensation attributable to stock options granted under the Company's 1998 Stock Incentive Plan currently is excluded from the $1 million limit as "qualified performance-based compensation" under the applicable regulations of the U.S. Department of the Treasury. None of the Company's executive officers received compensation in 2000 in excess of the limits imposed under Section 162(m) of the Internal Revenue Code.

                                         CURRENT COMPENSATION COMMITTEE:
                                         Brion B. Applegate
                                         Jonathan P. Aust

                                                                           16
                        REPORT OF THE AUDIT COMMITTEE

     THIS REPORT, AS WELL AS THE REPORT OF THE COMPENSATION COMMITTEE AND THE PERFORMANCE GRAPH, ARE NOT SOLICITATION MATERIALS, ARE NOT DEEMED FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND ARE NOT INCORPORATED BY REFERENCE IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE OF THIS PROXY STATEMENT AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

     REVIEW AND DISCUSSIONS WITH MANAGEMENT. The Audit Committee has reviewed and discussed with our management our audited financial statements for the fiscal year ended December 31, 2000.

     REVIEW AND DISCUSSIONS WITH INDEPENDENT ACCOUNTANTS. The Audit Committee has discussed with PricewaterhouseCoopers LLP, our independent accountants, the matters required to be disclosed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of our financial statements.

     The Audit Committee has also received written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (which relates to the accountant's independence from us and our related entities) and has discussed with PricewaterhouseCoopers LLP their independence from us.

     CONCLUSION. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the U.S. Securities and Exchange Commission.

                                         CURRENT AUDIT COMMITTEE:
                                         Brion B. Applegate
                                         Ned S. Scherer
                                         William R. Smedberg V

                                                                           17
                              PERFORMANCE GRAPH

     THIS PERFORMANCE GRAPH, AS WELL AS THE REPORTS OF THE AUDIT COMMITTEE AND OF THE COMPENSATION COMMITTEE, ARE NOT SOLICITATION MATERIALS, ARE NOT DEEMED FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION AND ARE NOT INCORPORATED BY REFERENCE IN ANY OF OUR FILINGS UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, WHETHER MADE BEFORE OR AFTER THE DATE OF THIS PROXY STATEMENT AND IRRESPECTIVE OF ANY GENERAL INCORPORATION LANGUAGE IN ANY SUCH FILING.

     The following graph compares the annual percentage change in the cumulative total return on shares of our common stock with the cumulative total return of the Nasdaq Composite Index and a Peer Index of companies with the same four-digit standard industrial classification (SIC) code as the Company (SIC Code 4813 - Telephone Communications Except Radiotelephone) for the period commencing June 4, 1999 (the date of our initial public offering) and ending December 31, 2000. The stock price performance shown on the graph below assumes: (i) $100 invested on June 4, 1999 in shares of our common stock and in the stocks of the companies comprising the Nasdaq Composite Index and the Peer Group Index; and (ii) immediate reinvestment of all dividends. This stock price performance is not necessarily indicative of future price performance.


                      6/4/99      6/30/99      9/30/99     12/31/99      3/31/00      6/30/00      9/29/00     12/29/00
                    --------     --------     --------     --------     --------     --------     --------     --------
NASC                   100.0       110.36       109.84       273.58       182.38        79.27        34.20         5.18
Peer Group Index       100.0       109.07        99.94       134.03       135.42       110.86        88.59        73.62
Nasdaq Index           100.0       108.54       110.31       162.92       185.37       159.44       147.13        98.87


[Image of Performance Graph]

                                                                           18
                             SECURITY OWNERSHIP

     THE INFORMATION SET FORTH BELOW REGARDING BENEFICIAL OWNERSHIP OF OUR COMMON STOCK HAS BEEN PRESENTED IN ACCORDANCE WITH RULES OF THE SECURITIES AND EXCHANGE COMMISSION AND IS NOT NECESSARILY INDICATIVE OF BENEFICIAL OWNERSHIP FOR ANY OTHER PURPOSE. UNDER SUCH RULES, BENEFICIAL OWNERSHIP OF COMMON STOCK INCLUDES ANY SHARES AS TO WHICH A PERSON HAS THE SOLE OR SHARED VOTING POWER OR INVESTMENT POWER AND ALSO ANY SHARES THAT A PERSON HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS OF THE DATE SET FORTH BELOW THROUGH THE EXERCISE OF ANY STOCK OPTION OR OTHER RIGHT (WHICH WE REFER TO BELOW AS "CURRENTLY EXERCISABLE OPTIONS").

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL
OWNERS

     The following table shows the number and percentage of outstanding shares of our common stock that were owned as of April 6, 2001 by:

          - all persons known to us to beneficially own more that 5% of our common stock;

          -    each director;

          - each of our executive officers named in the Summary Compensation Table under "Executive Compensation;" and

          -    all directors and named executive officers as a group.

     An asterisk indicates ownership of less than 1%.

     As of April 6, 2001, there were 61,118,087 shares of our common stock issued and, after giving effect to 8,567,369 shares in treasury, there were 52,550,718 shares of our common stock outstanding.

                                                                                  SHARES
                                                                               BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER(1)                                          OWNED(2)      PERCENT
---------------------------------------                                        ------------    -------
Spectrum Equity Investors II, L.P. (3). . . . . . . . . . . . . . . . . . . .      19,737,601       35.0%
   Brion B. Applegate
   245 Lytton Avenue
   Palo Alto, CA 94301
Jonathan P. Aust (4). . . . . . . . . . . . . . . . . . . . . . . . . . . . .       9,187,000       16.3
The Slim Family (5) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,824,350        8.6
   Paseo de las Palmas 736
   Colonia Lomas de Chapultepec
   11000 Mexico D.F.
   Mexico
FBR Technology Venture Partners, LP (6) . . . . . . . . . . . . . . . . . . .       3,245,300        5.8
   1001 19th Street North
   Arlington, VA 22209-1710
SBC Communications Inc. (7) . . . . . . . . . . . . . . . . . . . . . . . . .       3,092,009        5.5
   175 E. Houston Street
   San Antonio, TX 78205
Christopher J. Melnick (8). . . . . . . . . . . . . . . . . . . . . . . . . .       2,288,530        4.1
Scott G. Yancey, Jr.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,875,000        3.3
Stephen C. Aust (9) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,516,667        2.7
Nicholas J. Williams (10) . . . . . . . . . . . . . . . . . . . . . . . . . .         366,667        *
Worth D. MacMurray (11) . . . . . . . . . . . . . . . . . . . . . . . . . . .         125,000        *
Ned S. Scherer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           2,000        *
William R. Smedberg V . . . . . . . . . . . . . . . . . . . . . . . . . . . .             -          *
All executive officers and directors as a group (9 persons) (12). . . . . . .      35,098,465       62.3

                                                                           19
__________

(1)  The address of Jonathan P. Aust, Stephen C. Aust and Messrs.
     MacMurray, Melnick, Scherer, Smedberg, Williams and Yancey is 13650 Dulles Technology Drive, Herndon, Virginia 20171.

(2) The number of shares of our common stock beneficially owned by each person includes outstanding shares of our common stock and shares of our common stock issuable upon conversion of our Series B preferred stock and upon exercise of currently exercisable options.

(3) Spectrum Equity Investors II, L.P. is under common control with SEA 1998 II, L.P., or SEA, and, therefore, beneficial ownership of the shares of our common stock owned by SEA is attributed to Spectrum Equity Investors. Mr. Applegate is a Managing General Partner of Spectrum Equity Investors and, therefore, beneficial ownership of the shares of our common stock owned by Spectrum Equity Investors is attributed to Mr. Applegate.

(4) Includes 374,999 shares of our common stock held by the Jonathan P. Aust Grantor Retained Annuity Trust, 5,962,660 shares of our common stock held by Longma M. Aust (Jonathan P. Aust's wife) and 375,001 shares of our common stock held by the Longma M. Aust Grantor Retained Annuity Trust.

(5) Includes 2,419,350 shares of our common stock issuable upon conversion of 750,000 shares of our Series B preferred stock, as reported in the
     Schedule 13-G dated February 14, 2001, filed by:
          (a) Mr. Carlos Slim Helu, Mr. Carlos Slim Domit, Mr. Marco Antonio Slim Domit, Mr. Patrick Slim Domit, Ms. Maria Soumaya Slim Domit, Ms. Vanessa Paola Slim Domit and Ms. Johanna Monique Slim Domit (collectively, the "Slim Family"). The members of the Slim Family directly and indirectly own a majority of the outstanding voting equity securities of Carso Global Telecom, S.A. de C.V. ("CGT"), and may be deemed to control the other Reporting Persons described below.

                                                                           20
          (b) CGT is a holding company with interests in telecommunications companies. CGT may be deemed to control Telefonos de Mexico, S.A. de C.V. ("Telmex") and America Movil, S.A. de C.V. ("America Movil") through the regular voting shares of Telmex and America Movil that it owns directly as well as through its interest in a trust (the "Control Trust") that owns 84.4% of the outstanding
     Series AA shares, without par value ("Telmex AA Shares"), of Telmex, and 84.4% of the outstanding Series AA shares, without par value (together with the Telmex AA Shares, "AA Shares"), of America Movil.
     The beneficiaries of the Control Trust are CGT, which owns a 64.57% interest in the Control Trust, various other Mexican investors
     (together with CGT, the "Mexican Controlling Shareholders") who own an 8.00% interest in the Control Trust, and SBC International, Inc., which owns a 27.37% interest in the Control Trust. Under the terms of the Control Trust, the trustee must vote all shares held in the Control Trust as instructed by a simple majority of the members of a technical committee appointed by the Control Trust's beneficiaries (except in the case of certain significant corporate matters). The Control Trust entitles the Mexican Controlling Shareholders to appoint a majority of the members of such technical committee; therefore, CGT may be deemed to control the Control Trust. Through its control of the Control Trust and its direct ownership of regular voting securities of Telmex and America Movil, CGT may be deemed to control Telmex and America Movil.
          (c) Telmex is the leading provider of local and long distance telephone services in Mexico. The Common Shares beneficially owned by Telmex are owned indirectly through its wholly-owned subsidiary, Telmex Financial Ventures, LLC.
          (d) Telmex Financial Ventures is a holding company with portfolio investments in various companies.
          (e) America Movil is Latin America's largest cellular communications provider. The Common Shares beneficially owned by America Movil are owned indirectly through its wholly-owned subsidiary, America Movil Communications, LLC (formerly Telmex Communications, LLC, "America Movil Communications").
          (f) America Movil Communications is a holding company with portfolio investments in various companies.
          Each member of the Slim Family is a Mexican citizen. CGT, Telmex and America Movil are Mexican corporations, and Telmex Financial Ventures and America Movil Communications are Delaware limited liability companies.

                                                                           21
          On September 25, 2000, the stockholders of Telmex approved the implementation of the spin-off of America Movil from Telmex. As a result, 750,000 shares of Series B Convertible Preferred Stock, par value $0.001 per share ("Convertible Preferred Stock"), of the Issuer previously reported as directly owned by Telmex Communications, LLC is now owned directly by America Movil Communications. Each share of Convertible Preferred Stock is convertible at any time, at the option of America Movil Communications, into Common Shares which, if converted, would result in America Movil Communications directly owning 2,419,350 Common Shares. For purposes of this Statement, all shares of Convertible Preferred Stock held by America Movil Communications are deemed to have been converted by America Movil Communications into Common Shares. America Movil Communications is the wholly-owned subsidiary of America Movil, and America Movil, therefore, is deemed to beneficially own indirectly the 2,419,350
     Common Shares owned directly by America Movil Communications. Telmex Financial Ventures directly owns 2,405,000 Common Shares, and Telmex, as the sole member of Telmex Financial Ventures, is deemed to beneficially own indirectly the 2,405,000 Common Shares owned directly by Telmex Financial Ventures.
          CGT, which has the power to control Telmex and America Movil, may be deemed to beneficially own the 4,824,350 Common Shares deemed beneficially owned indirectly by Telmex and America Movil. Because the Slim Family owns a majority of the outstanding voting equity securities of CGT, which has the power to control Telmex and America Movil, the Slim Family may be deemed to beneficially own the 4,824,350 Common Shares deemed beneficially owned indirectly by Telmex and America Movil.
          Note: All of the information set forth between the first paragraph and this paragraph of this footnote (with the sole exception of the numbering of the internal paragraphs) is presented verbatim from the Schedule 13-G filing described within this footnote.

(6) As reported in the Schedule 13-D dated February 15, 2001, filed by Friedman, Billings, Ramsey Group, Inc.

(7) As reported in the Schedule 13-D dated January 10, 2001, filed by SBC Communications Inc.

(8) Includes 1,063,533 shares issuable upon exercise of currently exercisable options.

(9) Includes 1,667 shares issuable upon exercise of currently exercisable options.

(10) Includes 166,667 shares issuable upon exercise of currently exercisable options.

                                                                           22
(11) Includes 125,000 shares issuable upon exercise of currently exercisable options.

(12) Includes 1,356,867 shares issuable upon exercise of currently exercisable options that are held by Stephen C. Aust and Messrs. MacMurray, Melnick and Williams.

     Mr. Williams resigned in May 2001. Mr. MacMurray resigned in April 2001. Messrs. Melnick and Yancey resigned in February 2001.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who beneficially own more than 5% of a registered class of our equity securities, to file with the U.S. Securities and Exchange Commission reports concerning their beneficial ownership of our equity securities. To our knowledge, based solely on our review of the copies of such forms received by us from our directors, executive officers and greater than 5% owners, Messrs. MacMurray, Williams and Yancey each filed a report on an untimely basis reporting transactions relating to shares of our common stock beneficially owned by them.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a description of certain transactions between us and entities beneficially owned by certain of our directors and named executive officers.

     In August 1998, we entered into a Series A preferred stock purchase agreement with Spectrum, FBR Technology Venture Partners, L.P., or FBR, and other investors and issued a total of 10,000,000 shares of mandatorily redeemable preferred stock and 22,050,000 shares of common stock in exchange for $10,004,900. Pursuant to this agreement, we issued to Spectrum and its affiliates 8,470,000 shares of our Series A preferred stock and 18,676,350 shares of our common stock in exchange for an aggregate purchase price of $8,474,150. As of April 6, 2001, Spectrum beneficially owned 35.0% of our common stock. Brion B. Applegate, a Managing General Partner of Spectrum, is a member of our Board. We also issued to FBR 1,500,000 shares of our Series A preferred stock and 3,307,500 shares of our common stock in exchange for an aggregate purchase price of $1,500,735. As of April 6, 2001, FBR owned 5.8% of our common stock.

                                                                           23
     In March 1999, we entered into a note purchase agreement with Spectrum and FBR. Pursuant to this agreement, Spectrum purchased a convertible note in the principal amount of $4,250,000, and FBR purchased a convertible note in the principal amount of $750,000. The principal of and interest on the notes were converted into an aggregate of 416,667 shares of our common stock upon the closing of our initial public offering. Pursuant to our amended note purchase agreement, on May 17, 1999 Spectrum purchased an additional convertible note in the principal amount of $4,250,000 and FBR purchased an additional convertible note in the principal amount of $750,000. Those notes converted into an aggregate of 416,667 shares of our common stock upon the closing of our initial public offering.

     In March 1999, we amended our certificate of incorporation to modify the terms of our then outstanding Series A preferred stock. Upon completion of our initial public offering, 50% of our Series A preferred stock was canceled and ceased to exist without compensation or recourse, and the remaining shares of our Series A preferred stock were converted into 416,667 shares of our common stock.

     Following the sale of our Series A preferred stock in August 1998, we repurchased some of the shares of our common stock held by James A. Aust, Jonathan P. Aust, Longma M. Aust and Stephen C. Aust. We repurchased 1,350,000 shares of our common stock for an aggregate purchase price of $300,000 from James A. Aust, 1,953,950 shares of our common stock for an aggregate purchase price of $434,211 from Jonathan P. Aust, 3,986,051 shares of our common stock for an aggregate purchase price of $885,789 from Longma M. Aust and 1,260,000 shares of our common stock for an aggregate purchase price of $280,000 from Stephen C. Aust. Jonathan P. Aust and Longma M. Aust are husband and wife; James A. Aust, Jonathan P. Aust and Stephen C. Aust are brothers.

     In July 1998, we issued to Mr. Melnick options to purchase 3,150,000 shares of our common stock at an exercise price of $0.09 per share. In July 1998, we issued to Mr. Yancey options to purchase 2,250,000 shares of our common stock at an exercise price of $0.09 per share. In August 1999, we issued to Mr. MacMurray options to purchase 125,000 shares of our common stock at an exercise price of $5.12 per share. In February 2000, we issued to Mr. Williams options to purchase 500,000 shares of our common stock at an exercise price of $15.75 per share. In March 2000, we issued to Stephen
C. Aust options to purchase 5,000 shares of our common stock at an exercise price of $30.25 per share. In November 2000, we issued to Mr. MacMurray options to purchase 125,000 shares of our common stock at an exercise price of $1.50 per share. In January 2001, we issued to Mr. Williams options to purchase 500,000 shares of our common stock at an exercise price of $0.813 per share. We entered into employment agreements with certain of the named executive officers. For details of these agreements, see "Executive
Compensation - Executive Employment Contracts."    Mr. MacMurray resigned
in April 2001. Mr. Williams resigned in May 2001. Messrs. Melnick and Yancey resigned in February 2001.


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                                                                           24
     In November 1998, we entered into an agreement with a software and service provider to support its DSL services. Spectrum, our single largest stockholder, is also a stockholder of this software and service provider. Under the terms of the agreement, software licensing and service fees were $1,023,700 which were payable through a $185,000 deposit which was made upon signing the agreement, $402,700 due upon project completion, and $436,000 payable within twenty-four months of project completion. Amounts not paid within 30 days of project completion accrue interest at a rate of 10%. We commenced implementing the software and support service in 1999.
As of December 31, 2000, all fees under this agreement had been paid.

     In March 2000, we entered into a stock purchase agreement with each of SBC and Telmex, pursuant to which we issued to each of them 750,000 shares of our Series B preferred stock in exchange for a respective purchase price of $75,000,000. In December 2000, SBC exercised its right to convert its 750,000 shares of our Series B preferred stock into 2,554,375 shares (including accrued dividends) of our common stock. As of April 6, 2001, SBC and Telmex beneficially owned 5.5% and 8.6%, respectively, of our common stock.

     We believe that the transactions discussed above were made on terms no less favorable to us than would have been obtained from unaffiliated third parties. We have adopted a policy that requires all future transactions between us and our officers, directors and affiliates to be on terms no less favorable than could be obtained from unrelated third parties. These transactions must be approved by a majority of the disinterested members of the Board.


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                                                                           25
                           INDEPENDENT ACCOUNTANTS

     The Board, upon the recommendation of its Audit Committee, has appointed PricewaterhouseCoopers LLP, who have served as our independent accountants since 1998, to examine our financial statements for the fiscal year ending December 31, 2001. PricewaterhouseCoopers LLP has reported to us that none of its members has any direct financial interest or material indirect financial interest in the Company. In addition to audit services, PricewaterhouseCoopers LLP also provided certain non-audit services to us in 2000. Our Audit Committee has considered whether the provision of these additional services is compatible with maintaining the independence of PricewaterhouseCoopers LLP. The following table sets forth the fees incurred by us for the services of PricewaterhouseCoopers LLP in 2000.

                                     TAX
                        THREE    COMPLIANCE
                      QUARTERLY      AND          ALL
           AUDIT       REVIEWS   CONSULTING     OTHER*     TOTAL FEES
        ----------   ----------  ----------   ----------   ----------
         $100,500      $21,000     $38,922     $169,141     $329,563

__________
  * Consists primarily of fees in connection with a stock compensation study, fees incurred in assisting the Company with the filing of Forms S-8 and 8-K, in addition to miscellaneous accounting advice given throughout 2000 related to various matters including the implementation of Staff Accounting Bulletin (SAB) No. 101 and accounting for the December 2000 SBC transaction, all at the request of management.


     Representatives of PricewaterhouseCoopers LLP are expected to be present at the annual meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to answer appropriate questions.


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                                                                           26
        STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING OF STOCKHOLDERS

     Under the rules of the Securities and Exchange Commission, stockholders who intend to submit proposals intended for consideration at our 2002 annual meeting of stockholders must submit the proposal so that it is received by our Corporate Secretary at our headquarters in Herndon, Virginia on or before January 9, 2002, in order to be considered for inclusion in the proxy statement relating to that meeting. Stockholder proposals should be submitted to the Corporate Secretary, Network Access Solutions Corporation, 13650 Dulles Technology Drive, Herndon, Virginia 20171. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under U.S. federal securities laws.

     Under our Amended and Restated By-Laws, a stockholder must follow certain procedures to nominate persons for election as directors or to propose other business to be considered at an annual meeting of stockholders. These procedures provide that stockholders who desire to make nominations for directors or bring a proper subject before a meeting must do so by notice timely received by our Corporate Secretary. In the case of proposals for our 2002 annual meeting of stockholders (other than proposals intended to be included in the proxy statement for that meeting which, as noted above, must be received on or before January 9, 2002), our Corporate Secretary must receive notice of any such proposal no earlier than March 7, 2002 and no later than April 6, 2002. In the event, however, that the date of our 2002 annual meeting of stockholders is advanced by more than 30 days or delayed by more than 60 days from June 5, 2001, to be timely notice by the stockholder must be delivered not earlier than the 90th day prior to our 2002 annual meeting of stockholders and not later than the close of business on the later of the 60th day prior to that meeting or the tenth day following the day on which public announcement of the date of that meeting is first made. Stockholder proposals received before or after those dates may be excluded from the meeting.

     Generally, the required stockholder notice must set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of such business, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and of the beneficial owner, if any, on whose behalf the proposal is made; and (c) as


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
                                                                           27
to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (i) the name and address of such stockholder, as they appear on our books, and of such beneficial owner and (ii) the class and number of shares of our common stock which are owned beneficially and of record by such stockholder and such beneficial owner. A copy of our Amended and Restated By-Laws may be obtained without charge on written request to the Corporate Secretary, Network Access Solutions Corporation, 13650 Dulles Technology Drive, Herndon, Virginia 20171.

     In addition, the form of proxy solicited by the Board in connection with our 2002 annual meeting of stockholders will confer discretionary authority to the named proxies to vote on any proposal, unless with respect to a particular proposal our Corporate Secretary receives notice of such matter no earlier than March 7, 2002, and no later than April 6, 2002, and the notice complies with the other requirements described in the preceding paragraph.

                                    By Order of the Board of Directors,

                                    Mark E. Scott
                                    Chief Financial Officer
                                    and Corporate Secretary
                                    May 10, 2001

      STOCKHOLDERS ARE REMINDED TO DATE AND SIGN THE ENCLOSED PROXY AND
           MAIL IT PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

                                                                           28
                                 APPENDIX  A

                    NETWORK ACCESS SOLUTIONS CORPORATION
                           AUDIT COMMITTEE CHARTER


PURPOSE

     The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of, and the quality and integrity associated with, the Company's financial reporting process, including by overviewing the financial reports and other financial information provided by the Company to any governmental or regulatory body, the public or other users thereof, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

     In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders; accordingly, the outside auditor is ultimately accountable to the Board and the Committee.

     The Committee shall review the adequacy of this Charter on an annual basis, and shall report to the Board with any recommended amendments.

MEMBERSHIP

     The Committee shall be comprised of not less than three members of the Board, (provided, however, that the Audit Committee may consist of two outside directors until June 1, 2001) and the Committee's composition will meet the requirements of the Audit Committee Policy of the National Association of Securities Dealers ("NASD"), as amended (the
"Requirements").

     Accordingly, all of the members will be directors:

          - Who are independent and have no relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

          - Who are financially literate (or who become financially literate within a reasonable period of time after appointment to the Committee). In addition, at least one member of the Committee will have accounting or related financial management expertise.

                                                                           29
KEY RESPONSIBILITIES

     The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

     The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances, provided that the Committee's activities are otherwise consistent with the Requirements.

     1. The Committee shall review the proposed scope of the year-end audit with the outside auditors.

     2. The Committee shall review with management and the outside auditors the audited financial statements to be included in the Company's Annual Report on Form 10-K (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K) and review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ('SAS') No. 61, as amended.

     3. As a whole, or through the Committee chair, the Committee shall review with management and the outside auditors the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended; this review will occur prior to the Company's filing of the Form 10-Q.

     4. The Committee shall discuss with management and the outside auditors the quality and adequacy of the Company's internal controls.

     5.   The Committee shall:

               - request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

                                                                           30
               - discuss with the outside auditors any such disclosed relationships and their impact on the outside auditor's independence;

               - approve the audit fees to be paid to the outside auditor;

               - recommend that the Board take appropriate action to oversee the independence of the outside auditor;

               - review and approve transactions between the Company and its directors, officers and affiliates; and

     6. The Committee, subject to any action that may be taken by the full Board, shall have the ultimate authority and responsibility to select (or nominate for shareholder approval), evaluate and, where appropriate, replace the outside auditor.

                              ADMISSION TICKET






























-------------------------------------------------------------------------

                    NETWORK ACCESS SOLUTIONS CORPORATION

             THE BOARD OF DIRECTORS SOLICITS THIS PROXY FOR THE
          ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 5, 2001

   The undersigned hereby constitutes and appoints Jonathan P. Aust, with full power of substitution and revocation, the true and lawful attorney and proxy of the undersigned at the Annual Meeting of Stockholders (the "Meeting") of NETWORK ACCESS SOLUTIONS CORPORATION (the "Company") to be held on June 5, 2001 at 9:00 a.m. Eastern Time, at the Company's headquarters, 13650 Dulles Technology Drive, Herndon, Virginia, or any adjournments or postponements thereof, and to vote the shares of common stock of the Company which the undersigned is entitled to vote as of the record date for the Meeting, with all powers the undersigned would possess if personally present at the Meeting.

                (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                       PLEASE DATE, SIGN AND MAIL YOUR
                    PROXY CARD BACK AS SOON AS POSSIBLE!

                       ANNUAL MEETING OF STOCKHOLDERS
                    NETWORK ACCESS SOLUTIONS CORPORATION

                                JUNE 5, 2001



               Please Detach and Mail in the Envelope Provided
-------------------------------------------------------------------------



[X] PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.

FOR [ ]   WITHHELD [ ]   NOMINEE:  BRION B. APPLEGATE
PROPOSAL 1: FOR the election of the nominee for director listed for the term specified in the Company's Proxy Statement (except as marked to the contrary at right); or to WITHHOLD AUTHORITY to vote for the nominee.

FOR [ ]   WITHHELD [ ]   ABSTAIN [ ]
PROPOSAL 2: RATIFY the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

PROPOSAL 3: Conduct such other business as may properly come before the Meeting.

The Board of Directors recommends a vote "FOR" the nominee named in Proposal 1, and "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP described in Proposal 2. This proxy will be voted in accordance with the specifications made hereon. If no specification is made, the shares will be voted "FOR" Proposals 1 and 2.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and the 2000 Annual Report to
Stockholders furnished herewith.

PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED STAMPED, PRE-ADDRESSED
ENVELOPE.

[ ] PLEASE MARK HERE IF YOU PLAN TO ATTEND THE MEETING.

SIGNATURE__________ DATE__________ SIGNATURE__________ DATE__________

Note: Signature should agree with name as it appears hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.